UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                       Date of Report:  September 25, 2002

                       Commission File Number:  000-28881

                OASIS ENTERTAINMENT'S FOURTH MOVIE PROJECT, INC.

Nevada                                                                88-0403762
(Jurisdiction  of  Incorporation)         (I.R.S. Employer  Identification  No.)

24843  Del  Prado,  Suite  326  Dana  Point,  California                   92629
(Address of principal executive offices)                              (Zip Code)

Registrant's  telephone  number,  including  area  code:         (949)  487-7295

Securities  registered  pursuant  to  Section  12(b)  of  the  Act:  None

Securities  registered  pursuant  to  Section  12(g)  of  the Act:  Common Stock


     ITEM  1.  CHANGE  OF  CONTROL  OF  REGISTRANT.  Not  applicable.

     ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.  Not  applicable.

     ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.   Not  applicable.

     ITEM  4.  CHANGES  IN REGISTRANT'S CERTIFYING ACCOUNTANT.   Not applicable.

     ITEM  5.  OTHER  EVENTS.

     On  September  18,  2002,  a  3  to  1  reverse  split  took  affect.

     ITEM  6.  CHANGES  OF  REGISTRANT'S  DIRECTORS.   Not  applicable.

     ITEM  7.  EXHIBITS.  Not  applicable.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


                OASIS ENTERTAINMENT'S FOURTH MOVIE PROJECT, INC.

                                       by


                               /S/ Luke C. Zouvas
                                 Luke C. Zouvas
                        Custodian/Sole Officer & Director

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